Exhibit 99.1

Investor Contact David Martin 717.612.5628 damartin@harsco.com	Media Contact Jay Cooney 717.730.3683 jcooney@harsco.com

Harsco Announces Pricing of $500 Million

of 5.75% Senior Unsecured Notes Due 2027

CAMP HILL, PA – June 12, 2019 – Harsco Corporation (NYSE: HSC) today announced that it priced a private offering (the “Private Offering”) of $500 million in aggregate principal amount of 5.75% senior unsecured notes due 2027 (the “Notes”) at par.

The Company intends to use the net proceeds from the Private Offering to fund, together with borrowings under its revolving credit facility, the purchase price of the previously announced pending acquisition (the “Acquisition”) of CEHI Acquisition Corporation (“Clean Earth”). The closing of the Private Offering, which is expected to occur on June 28, 2019, is contingent upon the closing of the Acquisition and other customary closing conditions.

The Notes will be guaranteed on a senior unsecured basis, jointly and severally, by all of Harsco’s wholly owned U.S. subsidiaries that guarantee its senior secured credit facility.

The Notes will be offered and sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

Also expected to be consummated on or about June 28, 2019, subject to customary closing conditions, is the anticipated amendment to the Company’s credit agreement governing its senior secured credit facility to (i) increase its revolving credit facility by $200 million, (ii) extend the maturity of its revolving credit facility to June 2024, (iii) reduce the interest rate margins and commitment fees applicable to its revolving credit loans, and (iv) adjust certain covenants, although there can be no assurance that the Company will consummate the amendment on favorable terms or at all.

The Notes have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes or any other securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation, or sale is unlawful.

About Harsco Corporation

Harsco Corporation a global market leader providing environmental solutions for industrial waste streams and innovative technologies for the rail and energy sectors. Based in Camp Hill, PA, the 11,000-employee company operates in more than 30 countries. Harsco’s common stock is a component of the S&P SmallCap 600 Index and the Russell 2000 Index. Additional information can be found at www.harsco.com.

FORWARD LOOKING STATEMENTS

This release contains forward-looking statements based on management’s current expectations, estimates and projections. The nature of the Company’s business and the many countries in which it operates subject it to changing economic, competitive, regulatory and technological conditions, risks and uncertainties. In accordance with the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, the Company provides the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the results contemplated by forward-looking statements, including the expectations and assumptions expressed or implied herein. This release contains forward-looking statements, including statements concerning the consummation of the Private Offering, the entering into the amendment to the Company’s credit agreement and the closing of the acquisition of Clean Earth. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Securities Act. Forward-looking statements can be identified by the use of such terms as “may,” “could,” “expect,” “anticipate,” “intend,” “believe,” “likely,” “estimate,” “outlook,” “plan” or other comparable terms.

Factors that could cause actual results, developments and business decisions to differ, perhaps materially, from those implied by forward-looking statements include, but are not limited to: (1) changes in the worldwide business environment in which we operate, including general economic conditions; (2) unforeseen business disruptions in one or more of the many countries in which we operate due to political instability, civil disobedience, armed hostilities, public health issues or other calamities; (3) the seasonal nature of our business; (4) the financial condition of our customers, including the ability of customers (especially those that may be highly leveraged and those with inadequate liquidity) to maintain their credit availability; (5) the outcome of any disputes with customers, contractors and subcontractors; (6) changes in currency exchange rates, interest rates, commodity and fuel costs and capital costs; (7) market and competitive changes, including pricing pressures, market demand and acceptance for new products, services and technologies; (8) changes in governmental laws and regulations, including environmental, occupational health and safety, tax and import tariff standards; (9) changes in the performance of equity and bond markets that could affect, among other things, the valuation of the assets in our pension plans and the accounting for pension assets, liabilities and expenses; (10) the integration of our strategic acquisitions; (11) our ability to successfully enter into new contracts and complete new acquisitions or strategic ventures in the time-frame contemplated, or at all; (12) disruptions associated with labor disputes and increased operating costs associated with union organization; (13) failure to effectively prevent, detect or recover from breaches in our cybersecurity infrastructure; (14) our inability or failure to protect our intellectual property rights from infringement in one or more of the many countries in which we operate; (15) implementation of environmental remediation matters, particularly with regards to Clean Earth; (16) risk and uncertainty associated with intangible assets; (17) the amount and timing of repurchases of our common stock, if any; (18) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements entered into for Acquisition and the sale of Harsco Industrial’s Air-X-Changers (the “Asset Sale”); (19) failure to realize the growth opportunities and operational synergies that are anticipated from the Acquisition, and/or the costs of integrating Clean Earth into our business may exceed our expectations; (20) the pendency of the Acquisition and the Asset Sale could adversely affect our business, financial results and operations; (21) our ability to obtain or renew operating permits or license agreements of Clean Earth; (22) failure to retain key management and employees of Clean Earth and its subsidiaries; (23) risks related to our indebtedness; (24) risks related to the notes and to high yield debt securities generally; (25) potential severe volatility in the capital markets and the impact on our costs to obtain debt financing as may be necessary to consummate the Acquisition; and (26) other risk factors listed in this communication and from time to time in our SEC reports. A further discussion of these, along with other potential risk factors, can be found in Part I, Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and furnished in Exhibit 99.2 of the Company’s Form 8-K filed on June 10, 2019 with the SEC.

We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. There can be no assurance that (i) we have correctly measured or identified all factors affecting our business or the extent of these factors’ likely impact, (ii) the available information with respect to these factors on which such analysis is based is complete or accurate, (iii) such analysis is correct or (iv) our strategy, particularly the Acquisition and the Asset Sale, which is based in part on this analysis, will be successful. The factors above should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this communication. All forward-looking statements in this communication apply only as of the date of this communication or as of the date they were made and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.